UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________________

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

July 22, 2004
(Date of earliest event reported)
_____________________

MAPINFO CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of Incorporation or organization)	0-23078 (Commission file number)	06-1166630 (I.R.S. Employer Identification No.)

One Global View
Troy, New York 12180
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (518) 285-6000

Item 12.     Results of Operations and Financial Condition

On July 22, 2004, MapInfo Corporation announced its financial results for the quarter ended June 30, 2004. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAPINFO CORPORATION

Date: July 22, 2004	By: /s/ K. Wayne McDougall
K. Wayne McDougall Vice President and Chief Financial Officer (principal financial and accounting officer)

Exhibit Index
Exhibit
Number	Description of Exhibit
99.1	Press release dated July 22, 2004